Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Form of Janus Investment Fund Investment Advisory Agreement - Janus Protected Growth Fund is incorporated herein by reference to Exhibit (d)(191) to Post-Effective Amendment No. 146 to Janus Investment Fund registration statement on Form N-1A, filed on April 21, 2011; accession number 0000950123-11-037911 (File No. 2-34393).

Form of Janus Investment Fund Investment Advisory Agreement - Janus Asia Equity Fund is incorporated herein by reference to Exhibit (d)(196) to Post-Effective Amendment No. 157 to Janus Investment Fund registration statement on Form N-1A, filed on July 29, 2011; accession number 0000950123-11-069859 (File No.
2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Sub-Advisory Agreement - Janus Asia Equity Fund is incorporated herein by reference to Exhibit (d)(197) to Post-Effective Amendment No. 157 to Janus Investment Fund registration statement on Form N-1A, filed on July 29, 2011; accession number 0000950123-11-069859 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Brennan Hughes.

Form of Janus Investment Fund Investment Advisory Agreement - Janus Protected Series - Growth is incorporated herein by reference to Exhibit (d)(198) to Post-Effective Amendment No. 149 to Janus Investment Fund registration statement on Form N-1A, filed on May 3, 2011; accession number 0000950123-11-043247 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Long/Short Fund is incorporated herein by reference to Exhibit (d)(199) to Post-Effective Amendment No. 163 to Janus Investment Fund registration statement on Form N-1A, filed on October 28, 2011; accession number 0000950123-11-092620 (File No. 2-34393).